American Beacon Large Cap Value Fund

Supplement dated October 17, 2024 to the

Summary Prospectus,

dated March 1, 2024, as previously amended or supplemented

Effective December 31, 2024, Thomas P. Crowley of Massachusetts Financial Services Company (“MFS”) will be added as a Portfolio Manager for the American Beacon Large Cap Value Fund (the “Fund”). In addition, effective May 1, 2026, it is expected that Nevin Chitkara of MFS will retire from his position as a Portfolio Manager for the Fund. Therefore, effective immediately, the following changes are made to the Fund’s Summary Prospectus:

I. On page 6, under the heading “Portfolio Managers,” the information regarding MFS is deleted and replaced with the following:

Massachusetts	Katherine Cannan	Nevin Chitkara
Financial Services	Investment Officer and	Investment Officer and
Company	Portfolio Manager	Portfolio Manager
	Since 2019	Since 2010[1]

Thomas P. Crowley
Investment Officer and
Portfolio Manager
Since 2024[2]

1  Mr. Chitkara is expected to retire effective May 1, 2026.

2  Effective December 31, 2024.

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